                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   April 16, 1999
                                                --------------------------------

                                Equity Marketing, Inc.
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                (Exact name of registrant as specified in its charter)



         Delaware                  0-23346                  13-3534145
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      (State or other              (Commission            (I.R.S. Employer
        jurisdiction               File Number)          Identification No.)
     of incorporation)



     6330 San Vicente Blvd., Los Angeles, California        90048
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          (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code  (323)-932-4300

       --------------------------------------------------------------------

           (Former name or former address, if changed since last report.)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          None.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          None.

     (c)  EXHIBITS.

   EXHIBIT                                 DESCRIPTION
   NUMBER
     3.1        First Amendment to Bylaws of Equity Marketing, Inc.

    10.1        Employment Agreement dated January 1, 1999 between Equity
                Marketing, Inc. and Donald A. Kurz

    10.2        Consulting Agreement dated January 1, 1999 between Equity
                Marketing, Inc. and Stephen P. Robeck

    10.3        Amended and Restated Employment Agreement dated September 1,
                1998 between Equity Marketing, Inc. and Joseph F. Morrison

    10.4        Employment Agreement dated April 13, 1998 between Equity
                Marketing, Inc. and Edward T. Boyd

    10.5 Amended and Restated Credit Agreement dated December 10, 1998 between Equity Marketing, Inc., Sanwa Bank and Imperial Bank

    10.6        First Amendment and Waiver to Amended and Restated Credit
                Agreement dated March 30, 1998, by and among Sanwa Bank
                California, Imperial Bank and Equity Marketing, Inc.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 16, 1999
      -------------------


                         EQUITY MARKETING, INC.


                    By:   /s/  LELAND P. SMITH
                         -----------------------------------------------
                         Leland P. Smith
                         Senior Vice President, General Counsel and Secretary

                                 EXHIBIT INDEX

   EXHIBIT                                 DESCRIPTION
   NUMBER
     3.1        First Amendment to Bylaws of Equity Marketing, Inc.

    10.1        Employment Agreement dated January 1, 1999 between Equity
                Marketing, Inc. and Donald A. Kurz

    10.2        Consulting Agreement dated January 1, 1999 between Equity
                Marketing, Inc. and Stephen P. Robeck

    10.3        Amended and Restated Employment Agreement dated September 1,
                1998 between Equity Marketing, Inc. and Joseph F. Morrison

    10.4        Employment Agreement dated April 13, 1998 between Equity
                Marketing, Inc. and Edward T. Boyd

    10.5 Amended and Restated Credit Agreement dated December 10, 1998 between Equity Marketing, Inc., Sanwa Bank and Imperial Bank

    10.6        First Amendment and Waiver to Amended and Restated Credit
                Agreement dated March 30, 1998, by and among Sanwa Bank
                California, Imperial Bank and Equity Marketing, Inc.
